UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                _________________


                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934






       Date of Report (Date of earliest event reported) 1 October 1998
                                                       ----------------




                                        Air Products and Chemicals, Inc.
                                --------------------------------------------------
                                (Exact name of registrant as specified in charter)


                Delaware                                     1-4534                         23-1274455
   ----------------------------------------------     ------------------------     ---------------------------
   (State of other jurisdiction of incorporation)     (Commission file number)     (IRS Identification number)


   7201 Hamilton Boulevard, Allentown, Pennsylvania                                         18195-1501
   ------------------------------------------------                                         ----------
       (Address of principal executive offices)                                             (Zip Code)


Registrant's telephone number, including area code  (610) 481-4911
                                                    ---------------

Item 5.  Other Events.
- -------  -------------

     The Registrant and Wacker-Chemie GmbH (Munich, Germany) today launched their emulsion and redispersible powder joint venture companies, culminating months of negotiations between the two companies to consolidate their respective positions within these two polymer chemical businesses. The joint ventures are expected to have combined sales revenues exceeding US$ 800 million. The move is in line with Air Products' strategy of continuing to globalize its businesses by establishing manufacturing assets in key regions and expanding local technical service capabilities.

     The new emulsions joint venture company, Air Products Polymers, L.P. (APP), will have its worldwide headquarters near Allentown, PA, USA, European headquarters in Burghausen, Germany, and manufacturing facilities in Cologne, Germany; Mexico; Korea; and at six locations throughout the United States. Customers will have access to world class technical service centers at these same locations. APP's emulsions -- marketed under the Airflex(R) and Vinnapas(R) trademarks -- are used in a wide variety of applications, including adhesives, nonwovens, coatings, paints, paper coatings, inks and building products.

     The redispersible powders joint venture company, Wacker Polymer Systems L.P. (WPS), is based in Burghausen and will supply customers with products manufactured there and in Calvert City, Kentucky, USA. Its technical centers are located in Europe, the U.S., Brazil, Singapore and Shanghai, PRC. WPS's product line encompasses Vinnapas(R) redispersible powders, solid resins, and dispersions for the cement additive sector, Vinnol(R) surface coating resins, and Pioloform(R) binders.

     Vernon S. Sumner, president of Air Products Polymers, L.P., said, "This move combines the strength and experience of two largely regional companies enabling us to better serve worldwide customers with an expanded range of products for both established and emerging markets, providing us the platform for executing our aggressive growth strategy."

     Wacker-Chemie's global operations focus on hyperpure silicon for the semiconductor industry, polymers, silicones and materials. Company sales exceed US$2.5 billion annually.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       Air Products and Chemicals, Inc.
                                     ------------------------------------
                                       (Registrant)




Dated: 1 October 1998                By:   /s/ Leo J. Daley
                                        --------------------------------
                                          Leo J. Daley
                                          Vice President - Finance
                                          (Chief Financial Officer)


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